                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)


   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]
   Check the appropriate box:
   [ ]     Preliminary Proxy Statement        [ ]  Confidential, For Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
   [X]     Definitive Proxy Statement
   [ ]     Definitive Additional Materials
   [ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       WIRELESS TELECOM GROUP, INC.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
   (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
   (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

   (5)  Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)     Amount previously paid:

--------------------------------------------------------------------------------

     (2)     Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)     Filing Party:

--------------------------------------------------------------------------------

     (4)     Date Filed:

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







                          WIRELESS TELECOM GROUP, INC.
                             East 64 Midland Avenue
                            Paramus, New Jersey 07652
                                 (201) 261-8797

                          --------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       To be held on Friday, June 28, 2002


To the Stockholders of Wireless Telecom Group, Inc.:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Wireless Telecom Group, Inc., a New Jersey corporation (the "Company"), will be held at the Radisson Inn, 601 From Road, Paramus, New Jersey 07652, on Friday, June 28, 2002, at 10:00 a.m., local time (the "Meeting"), for the following purposes:

         1. To elect each Edward Garcia, John Wilchek, Demir Richard Eden, Franklin H. Blecher, Henry L. Bachman, Karabet Simonyan and Michael Manza as a member of the Company's Board of Directors, for a term of one year or until their respective successors are elected and qualified; and

         2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         Our Board of Directors unanimously recommends that you vote FOR each of the 7 nominees to the Board of Directors.

         The close of business on Tuesday, May 14, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. The transfer books of the Company will not be closed.

         All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or (iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. Any written notice revoking a proxy should be sent to: Ms. Reed E. DuBow, Secretary, Wireless Telecom Group, Inc., East 64 Midland Avenue, Paramus, New Jersey 07652. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                  By Order of the Board of Directors,



                                  Reed E. DuBow
                                  Secretary


Dated: May 17, 2002

                          WIRELESS TELECOM GROUP, INC.
                             East 64 Midland Avenue
                            Paramus, New Jersey 07652
                                 (201) 261-8797

                                 ---------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                              Friday, June 28, 2002


                  This Proxy Statement and accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of Wireless Telecom Group, Inc., a New Jersey corporation (the "Company"), of proxies in the enclosed form for the Annual Meeting of Stockholders to be held at the Radisson Inn, 601 From Road, Paramus, New Jersey 07652, on Friday, June 28, 2002, at 10:00 a.m., local time, and for any adjournment or adjournments thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders (the "Meeting"). The persons named in the enclosed proxy form will vote the shares of the Company's common stock, par value $.01 per share (the "Common Stock"), for which they are appointed in accordance with the directions of the stockholders appointing them. In the absence of such directions, such shares will be voted "FOR" Proposal 1 set forth herein and, in their best judgment, will be voted on any other matters as may come before the Meeting. Any stockholder giving a proxy has the power to revoke such proxy at any time before it is voted by (i) filing written notice of such revocation with the Secretary of the Company, (ii) submission of a duly executed proxy bearing a later date or
(iii) voting in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to: Ms. Reed E. DuBow, Secretary, Wireless Telecom Group, Inc., East 64 Midland Avenue, Paramus, New Jersey 07652. A return envelope which requires no postage if mailed in the United States is enclosed herewith for your convenience.

                  The principal executive offices of the Company are located at East 64 Midland Avenue, Paramus, New Jersey 07652. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to the Company's stockholders is May 17, 2002 (the "Mailing Date").

                  The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from the Company's stockholders, by the Company's directors, officers and employees in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.


                      OUTSTANDING SHARES AND VOTING RIGHTS

                  Only holders of shares of the Company's Common Stock of record at the close of business on May 14, 2002 (the "Record Date") are entitled to vote at the Meeting. On the Record Date, there were 17,204,307 shares of Common Stock outstanding and entitled to vote. As of the Record Date, there were 659 holders of record of our common stock. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the Annual Meeting during ordinary business hours at our headquarters located at East 64 Midland Avenue, Paramus, New Jersey 07652.

                  Each outstanding share of Common Stock is entitled to one (1) vote on all matters to be acted upon at the Meeting. A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum. If a quorum is present, a plurality vote of the shares of Common Stock present (either in person or by proxy) at the Meeting and entitled to vote is required for the election of the director nominees. All other matters submitted to a vote of stockholders require the affirmative vote of a majority of the outstanding shares present at the meeting and entitled to vote for approval. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") will be treated as present for purposes of determining whether a quorum is present, but will have no effect on the election of directors. Any shares of Common Stock held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable American Stock Exchange rules, will be considered shares of Common Stock not entitled to vote and will therefore not be considered in the tabulation of the votes. Proxy ballots are received and tabulated by the Company's transfer agent and certified by the inspector of election.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

                  The Company's by-laws provide that the Board of Directors shall consist of up to nine (9) members. The authorized number of directors, as determined by the Board of Directors, is currently fixed at 9, and at present, the Board of Directors consists of six directors and three vacancies. At the Meeting, stockholders will be requested to vote for seven (7) Director nominees to serve on the Company's Board of Directors until the next annual meeting of stockholders or until their respective successors are elected and qualified. The accompanying form of proxy will be voted "FOR" the election of the seven nominees named below as directors, unless the voting stockholder indicates otherwise on such proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted FOR the election of such person or persons as shall be designated by the directors.

Directors and Executive Officers of the Company

                  Set forth below are the names and descriptions of the backgrounds of the nominees for election as directors and the executive officers of the Company. [Five of the nominees for election currently serve as directors for the Company and were elected by the stockholders to their present term of office. One of the nominees for election currently serves as a director for the Company and was elected by the Board of Directors in March 2002.]

                  The directors, each of whom is a nominee, are as follows:


Name                                             Age                    Position
----                                             ---                    --------
Edward J. Garcia (1)(2)(5)                       37                     Chairman of the Board, Chief Executive
                                                                        Officer and President

Marc Wolfsohn                                    47                     Chief Financial Officer

Demir Richard Eden (3)(5)                        62                     Director

Henry L. Bachman (4)(5)                          72                     Director

John Wilchek (1)(4)(5)                           61                     Director

Franklin H. Blecher (3)(4)(5)                    73                     Director

Karabet "Gary" Simonyan(5)                       66                     Director

Michael Manza (5)                                66                     Director

-----------------------------
(1)      Member of Stock Option Committee
(2)      Trustee for Profit Sharing Plan
(3)      Member of Compensation Committee
(4)      Member of Audit Committee
(5)      Director Nominee

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NAMED SEVEN NOMINEES. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


                  Edward J. Garcia, a director nominee, has served as Chairman of the Board, Chief Executive Officer and President of the Company since January 1999. Prior to becoming Chairman of the Board, Chief Executive Officer and President, Mr. Garcia had served as Vice President of Operations since October 1995 and Executive Vice President and Chief Operating Officer since August 1996. Mr. Garcia joined the Company in 1990 and has served in various positions, including sales manager and Chief Engineer.

                  Marc Wolfsohn joined the Company in November 2000 and has served as the Company's Chief Financial Officer since March 2001. From 1996 to 1999, Mr. Wolfsohn served as CFO of Good Stuff, LLC, a marketer, manufacturer and importer of licensed toys. From 1994 to 1996, Mr. Wolfsohn was employed by Peter Brams Design Division of JAC MEL, Inc. as a Vice President of Finance and has several years of accounting and finance experience with other manufacturing, publicly traded companies. Mr. Wolfsohn earned his New York State CPA while at Arthur Andersen & Co. and has his BBA degree in Accounting from Baruch College(CUNY).

                  Demir Richard Eden, a director nominee, became a director of the Company in May 1993 and served as the Company's Acting Chief Financial Officer from January 1999 until March 2001. Mr. Eden served as President of the Company from October 1998 to January 1999. Mr. Eden has also served as President, CEO and the Chairman of Intra Computer, Inc., a manufacturing and engineering consulting company, since its founding in 1979. Mr. Eden has a Master of Science degree in Electronics and Business Administration from Istanbul Technical University as well as an MS in Computer Science from New York Polytechnic University.

                  Henry L. Bachman, a director nominee, became a director of the Company in January 1999 and has a 48-year career in the electronics industry. From 1951 to 1996, Mr. Bachman served as Vice President of Hazeltine, a subsidiary of Marconi Aerospace Systems Inc., Advanced Systems Division, on a full-time basis and currently provides consulting services to them on a part-time basis. Mr. Bachman was President of The Institute of Electrical and Electronics Engineers
         (IEEE). Mr. Bachman has a Bachelor's degree and MS degree from Polytechnic University as well as completed the Advanced Management Program at Harvard Sloan School of Management.

                  John Wilchek, a director nominee, became a director of the Company in May 1993. He was the founder, President, CEO and Chairman of Zenith Knitting Mills until his retirement in 1991.

                  Franklin H. Blecher, Ph.D., a director nominee, became a director of the Company in November 1994. In a distinguished thirty-seven year career with AT&T Bell Laboratories, Dr. Blecher held several significant positions, including Executive Director of the Technical Information Systems Division from 1987 to 1989 and Executive Director of the Integrated Circuit Design Division from 1982 to 1987 and has previously served as a Director of the Mobile Communications Laboratory. Dr. Blecher has made significant contributions in the area of transistor design for computer applications. He has also developed widely used telephone and cellular transmission systems. His laboratory's work in the cellular field was used by the FCC to establish standards for commercial cellular systems. Dr. Blecher received his Ph.D. from New York Polytechnic University where he is presently a member of the Corporate Board and is Past Chairman of the Engineering Foundation.

                  Gary Simonyan, a director nominee, became a director in March 2002 and founded the Company in 1985. From 1985 until his official retirement from the Company in 1997, Mr. Simonyan served in several capacities including Chairman of the Board, Chief Executive Officer, President and Director. From 1978 until he joined the Company, he worked for Micronetics, Inc., a manufacturer of electronic products, in several capacities, including President. From 1977 through 1978, he served as President of Laser Management Associates, an electronics consulting firm, which he founded. Mr. Simonyan has a Bachelor of Science degree in Applied Physics and has undertaken graduate studies in electrical engineering and in business administration.

                  Michael Manza a director nominee, from 1988 until his retirement in 1999, was a Partner at M.J. Meehan & Co., served on its Management Committee. From 1979 to 1988, Mr. Manza worked for L.F. Rothschild Unterberg Towbin as a Partner and Managing Director. From 1952 until 1979, Mr. Manza worked for Josephthal & Co. in several capacities, and served as Partner and Manager from 1966 until 1979. Mr. Manza received his Bachelor's degree in Business from New York University and his Master's degree in Finance from The New York Institute of Finance.


Meetings of the Board

                  During the fiscal year ended December 31, 2001, there were four (4) formal meetings of the Company's Board of Directors, several actions by unanimous written consent and several informal meetings. The Board of Directors has a Stock Option Committee, an Audit Committee and a Compensation Committee. During the fiscal year ended December 31, 2001, there were four (4) formal meetings of the Stock Option Committee, three (3) formal meetings of the Audit Committee and one (1) formal meeting of the Compensation Committee. During fiscal year ended December 31, 2001, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period for which he was a director) and the total number of meetings held by all committees of the Board of Directors on which he served (held during the period that he served).

Committees of the Board of Directors

                  The Stock Option Committee serves at the pleasure of the Board of Directors, and is authorized to administer the Company's stock option plans, including granting, repricing and canceling incentive stock options and non-qualified stock options authorized for grant thereunder, determining optionees and the terms of options granted to such optionees. The members of the Stock Option Committee are Messrs. Edward J. Garcia and John Wilchek. See "Stock Option Plans."

                  The Audit Committee operates pursuant to a written charter adopted by the Board of Directors, a copy of which has been filed with the SEC. The Audit Committee serves at the pleasure of the Board of Directors, and is authorized to review proposals of the Company's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. The members of the Audit Committee are Messrs. Henry L. Bachman, Franklin H. Blecher and John Wilchek.

                  The Compensation Committee serves at the pleasure of the Board of Directors, and is authorized to establish salaries, incentives and other forms of compensation for officers, directors and certain key employees and consultants, administer the Company's various incentive compensation and benefit plans and recommend policies relating to such plans. The members of the Compensation Committee are Messrs. Franklin H. Blecher and Demir Richard Eden.

                  The Company does not have a formal Nominating Committee or Executive Committee of the Board of Directors. Directors who are not employees of the Company are compensated for their services according to a standard arrangement. Such directors are paid a retainer of $2,000 for each meeting of the Board of Directors attended by such director.

                             EXECUTIVE COMPENSATION

                  The following table sets forth, for the years ended December 31, 2001, 2000 and 1999, the annual and long-term compensation for the Company's Chief Executive Officer and its most highly compensated executive officers whose annual compensation exceeded $100,000 for the fiscal year ended December 31, 2001 (each, a "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE


                                                                                  Long Term
                                                                                Compensation
                                                 Annual Compensation               Awards
Name and                                         -------------------             Securities            All Other
Principal Position              Year       Salary       Bonus        Other   Underlying Options     Compensation (1)
------------------              ----       ------       -----        -----   ------------------     ----------------
Edward J. Garcia
-Chairman of the Board, CEO
and President (2)               2001      $174,343     $50,000(3)      -                -                $8,291
                                2000      $160,406    $100,000(4)      -          300,000                $8,407
                                1999      $152,650    $100,000(5)      -           80,000                $8,081


-----------------------

(1) Includes the total estimated value for the use of an automobile of $1,775, $1,891 and $1,645 for fiscal years ended December 31, 2001, 2000 and 1999, respectively. Also includes the total premiums paid on split-dollar life insurance and the matching contribution to the Wireless Telecom Group 401(k) Profit Sharing Plan.

(2) Mr. Garcia currently serves as the Company's Chief Executive Officer, Chairman of the Board and President and has done so since January 1999. From August 1996 to January 1999, Mr. Garcia served as Vice President and since August 1996 as Chief Operating Officer.

(3) Granted to Mr. Garcia in recognition of the successful acquisition of Microlab/FXR.

(4) Granted to Mr. Garcia in recognition of the successful acquisition of Boonton Electronics Corporation.

(5) Granted to Mr. Garcia in recognition of the successful sale of the Company's wireless test equipment business.




                        OPTION GRANTS IN FISCAL YEAR 2001

                                  Individual Grants
                                  -----------------
                                         Percent of
                                           Total
                                          Options
                                          Granted                                        Potential Realizable Value At
                             Number of       To                                            Assumed Annual Rates Of
                            Securities    Employees       Exercise                      Stock Price Appreciation For
                            Underlying    In Fiscal        Of Base                               Option Term
                           Option/SARs      Year            Price        Expiration     -------------------------------
       Name                Granted (#)     2001(1)         ($/Sh)           Date            5% ($)            10% ($)
       ----                -----------     -------         ------           ----            ------            -------
Edward J.                    -               0%               -               -                -                 -
Garcia
-Chairman of
the Board,
CEO and
President

-----------------------
(1) Based upon a total of 147,000 options granted to all employees and consultants during fiscal year 2001, none of which were granted to Mr. Garcia.





                                           AGGREGATE OPTION EXERCISES IN THE
                                    YEAR ENDED DECEMBER 31, 2001 AND OPTION VALUES

                                                              Number of Securities                   Value of Securities
                                                             Underlying Unexercised                Underlying Unexercised
                           Shares                                    Options                       In-the-Money Options at
                          Acquired                             at Fiscal Year End                    Fiscal Year End (1)
                              on            Value             -------------------                   --------------------
         Name             Exercise        Realized      Exercisable        Unexercisable       Exercisable      Unexercisable
         ----             --------        ---------     -----------        -------------       -----------      -------------
Edward J. Garcia              -               -           215,333             304,667            $71,301           $120,224
-Chairman of the
Board, CEO and
President


-----------------------
(1) Based upon the closing market price of the Company's Common Stock ($2.83 per share) on December 31, 2001 minus the exercise price of the in-the-money option, multiplied by the number of shares to which the in-the-money option relates.

Employment Agreement

                  In January 2002, the Company amended the employment agreement dated August 1, 1999 by and between Edward J. Garcia and the Company. The amendment of the employment agreement reflects a $25,000 increase in Mr. Garcia's annual base compensation from $175,000 to $200,000 per year and extends the employment agreement for an additional period of three (3) years. In all other material respects, the employment agreement is the same as the agreement dated August 1, 1999 as described below.

                  Mr. Garcia will receive an annual bonus, the amount of which shall be determined by the Board of Directors in their discretion. The employment agreement provides that, in the event of termination of Mr. Garcia for good reason, without cause, or in the case of Mr. Garcia's non-renewal, as such terms are defined therein, Mr. Garcia shall be entitled to receive: (a) a lump sum in an amount equal to three (3) years of his base annual salary; (b) benefits coverage for him and his dependents, at the same level and at the same charges as immediately prior to his termination, for a period of three (3) years following his termination from the Company; (c) all accrued obligations, as defined therein; (d) with respect to each incentive pay plan (other than stock options or other equity plans) of the Company in which Mr. Garcia participated at the time of termination, an amount equal to the amount that would have been earned if he had continued employment for three (3) additional years; and (e) with respect to stock options and other equity plans in which Mr. Garcia participated at the time of termination, any stock options or restricted stock that would vest or become non-forfeitable in the five (5) years after termination. If Mr. Garcia is terminated by reason of disability, he shall be entitled to receive, for three (3) years after such termination, his base annual salary less any amounts received under a long term disability plan. If he is terminated by reason of his death, his legal representatives shall receive the balance of any remuneration due him. The term of the employment agreement is three (3) years from the date of execution with a renewal period of two (2) years, such renewal to occur automatically unless either the Company or Mr. Garcia terminates the employment agreement upon six (6) months written notice.

Compensation Committee Interlocks and Insider Participation

                  The members of the Compensation Committee are Messrs. Franklin
H. Blecher and Demir Richard Eden. Mr. Eden served as President of the Company from October 1998 to January 1999 and had been Acting Chief Financial Officer of the Company from January 1999 until March 2001. See "Directors and Executive Officers of the Registrant."

                  Currently, none of such persons is an officer or employee of the Company or any of its subsidiaries. During 2001, none of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of our Compensation Committee. No interlocking relationship, as defined by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), exists between our Board of Directors or our Compensation Committee and the Board of Directors or Compensation Committee of any other company.

Board Compensation Committee Report on Executive Compensation

                  The Company strives to apply a uniform philosophy regarding compensation for all of its employees, including the members of its senior management. This philosophy is based upon the premise that the achievements of the Company result from the combined and coordinated efforts of all employees working toward common goals and objectives in a competitive, evolving market place.

                  The goals of the Company's compensation program are to align remuneration with business objectives and performance, and to enable the Company to retain and competitively reward executive officers who contribute to the long-term success of the Company. The Company attempts to pay its executive officers competitively in order that it will be able to retain the most capable people in the industry. Information with respect to levels of compensation being paid by comparable companies is obtained from various publications and surveys.

                  The Compensation Committee will evaluate the Company's compensation policies on an ongoing basis to determine whether they enable us to attract, retain and motivate key personnel. To meet these objectives, we may from time to time increase salaries, award additional stock options or provide other short and long-term incentive compensation to executive officers.

                   Mr. Edward J. Garcia has served as the Company's Chief Executive Officer, President and Chairman of the Board of Directors since January 1999. In the fiscal year ended December 31, 2001, Mr. Garcia received $174,343 in salary, $50,000 in bonuses and $8,291 in other compensation. Mr. Garcia's compensation for the 2001 fiscal year was based on his qualitative managerial efforts and business ingenuity, including his efforts and activities associated with negotiating the purchase of Microlab/FXR, consummated on December 21, 2001. See "Executive Compensation."

The Compensation Committee
-Messrs. Franklin H. Blecher and Demir Richard Eden


                             AUDIT COMMITTEE REPORT

                  The Audit Committee is composed of independent directors, as defined in the AMEX listing standards, and operates under a written charter adopted by the Board of Directors. The members of the Company's Audit Committee are Henry L. Bachman, Franklin M. Blecher and John Wilcheck.

                  The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001. The information contained in this report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission (the "SEC"), nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

         In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001:

         (1) The Audit Committee reviewed and discussed the audited financial statements with management;

         (2) The Audit Committee discussed with the independent auditors the material required to be discussed by SAS 61 (as may be modified or supplemented);

         (3) The Audit Committee reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

                  The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not employed by the Company for accounting, financial management or internal control purposes, and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and procedures, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States, that the financial statements are presented in accordance with accounting principles generally accepted in the United States or that the Company's auditors are in fact independent.

                  Based on the review and discussion referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter of the Audit Committee, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, to be filed with the SEC.

Fees Paid to Principal Accountants

Audit Fees

         The aggregate fees billed for professional services and paid for the annual audit and for the review of the Company's financial statements included in the Company's Annual Report on Form 10-K for the most recent fiscal year and the Company's Forms 10-Q for the most recent fiscal year were approximately $81,500.

Financial Information Systems Design and Implementation Fees

         We did not engage Lazar Levine & Felix, LLP to provide advice to us regarding financial information systems design and implementation during fiscal year 2001. Therefore, there were no fees billed for services of the type described in final Rule 2-01 (c)(4)(ii)(B)(information technology services) of Regulation S-X to the Company's principal accountant during the most recent fiscal year.

All Other Fees

         The aggregate fees billed for all other non-audit services, including fees for acquisition analysis and tax-related services, rendered by the principal accountant during the most recent year, were approximately $19,500. The Audit Committee has reviewed the non-audit services provided by the principal accountants and determined that the provision of these services during fiscal year 2001 is compatible with maintaining the principal accountants independence.


                                 PERFORMANCE GRAPH


                  The graph below presents the yearly percentage change in the cumulative total stockholder returns for the Company's Common Stock (WTT) compared with (i) the American Stock Exchange Market Value Index and (ii) a peer group index of 64 companies selected on an industry basis. The graph assumes that the value of the investment in the Company's Common Stock, the American Stock Exchange Market Value Index and the peer group index each was $100 on December 31, 1996 and that all dividends were reinvested. All of the indices include only companies whose common stock has been registered under Section 12 of the Exchange Act, for at least the time frame set forth in the graph.

                  The total shareholder returns depicted in the graph are not necessarily indicative of future performance. The Performance Graph and related disclosure shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the graph and such disclosure by reference.




                                        ------------------------------FISCAL YEAR ENDING-------------------------
         COMPANY/MARKET/INDEX           12/31/1996   12/31/1997  12/31/1998   12/31/1999  12/29/2000  12/31/2001
         --------------------           ----------   ----------  ----------   ----------  ----------  ----------
     WIRELESS TELECOM GROUP, INC.          100           62          19           32          19          29
            SIC CODE INDEX                 100          104         112          178         160         107
           AMEX MARKET INDEX               100          120         119          148         146         139



401(k) Profit Sharing Plan

                  The Company's 401(k) Profit Sharing Plan (the "PSP") is qualified under Sections 401(a) and 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). The effective date of the PSP is January 1, 1991. This plan is administered under a Trust of which Mr. Edward J. Garcia, the Company's Chief Executive Officer, President and Chairman of the Board, is the Trustee. All employees of the Company, who are 21 years or older, including its executive officers, are eligible to participate in the PSP after six months of employment with the Company.

                  Under the PSP, participating employees have the right to elect that their contributions to this plan be made from reductions from the compensation owed to them by the Company, up to 15% of their compensation per annum not to exceed $10,500 for 2001. In addition, the Company, at its discretion, can make contributions to this plan of up to 6% of the participant's annual compensation that will be allocated among them. Participating employees are entitled to full distribution of their share of the Company's contribution under this plan upon their death, total disability, when they reach Normal Retirement Age (age 60) or when they reach Early Retirement Age (age 55). If their employment is terminated earlier, their share of the Company's contributions will depend upon their number of years of employment with the Company.

                  All participating employees have the right to receive 100% of their own contributions to the PSP upon any termination of employment. Apart from the Company's and employees' contributions, they may receive investment earnings relating to the funds in their account under this plan.

                  Benefits under the PSP are payable to eligible employees in a single lump sum or in installments upon termination of their employment, although in-service withdrawals are permitted under certain circumstances. If more than 60% of its contributions are allocated to key employees, the Company will be compelled to contribute 3% of their annual compensation to each participating non-key employee's account for that year. If the Company terminates this plan, participating employees are entitled to 100% of the Company's contributions credited to their accounts. Contributions to the plan for Fiscal 2001 and Fiscal 2000 aggregated $67,060 and $29,933, respectively.

Security Ownership of Certain Beneficial Owners:

                  The following table sets forth certain information regarding the Company's Common Stock owned as of the Record Date by (i) each person who is known by the Company to beneficially own more than 5% of its outstanding Common Stock, (ii) each director and director nominee and Named Executive Officer, and
(iii) all officers and directors as a group without naming them. Except as otherwise set forth below, the address of each such person is c/o Wireless Telecom Group, Inc., E. 64 Midland Avenue, Paramus, New Jersey, 07652. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after the Record Date, are deemed outstanding; however, such shares are not deemed outstanding for purposes of computing the ownership percentage of any other person. Unless otherwise indicated in the footnotes below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                             Amount and Nature of
Names and Addresses                       Beneficial Ownership (1)                   Percentage Owned(2)
-------------------                       ------------------------                   -------------------
Edward J. Garcia (3)                              341,333                                   2.0%

Demir Richard Eden (4)                             85,000                                     *

John Wilchek (5)                                   72,000                                     *

Franklin H. Blecher (6)                            66,500                                     *

Henry Bachman (7)                                  49,000                                     *

Karabet "Gary" Simonyan (8)                        20,000                                     *

Michael Manza                                           0                                     *

Marc Wolfsohn (9)                                  14,867                                     *

All officers and directors                         648,700                                  3.7%
as a group (8 persons) (10)

FMR Corp.                                        1,413,900                                  8.2%
82 Devonshire Street
Boston, MA 02109 (11)

---------------------------
*   Less than one percent.

(1) Except as otherwise set forth in the footnotes below, all shares are beneficially owned, and the sole voting and investment power is held by the persons named.
(2) Based upon 17,204,307 shares of Common Stock outstanding as of the Record Date and 659 stockholders of record.
(3) Ownership consists of 75,000 shares of Common Stock and 266,333 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes an aggregate of 253,667 shares of Common Stock issuable upon the exercise of options which are not exercisable within 60 days of the Record Date.
(4) Ownership consists of 41,000 shares of Common Stock and 44,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 40,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
(5) Ownership consists of 12,000 shares of Common Stock and 60,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 40,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
(6) Ownership consists of 26,500 shares of Common Stock and 40,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 40,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
(7) Ownership includes 1,000 shares of Common Stock and 48,000 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 32,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
(8)  Ownership includes 20,000 shares of Common Stock.
(9) Ownership consists of 200 shares of Common Stock and 14,667 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date. Excludes 45,333 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
(10) Ownership consists of 175,700 shares of the Company's Common
     Stock and 473,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of the Record Date. Excludes 451,000 shares of Common Stock issuable upon the exercise of options not exercisable within 60 days of the Record Date.
(11) Based on information set forth in Schedule 13-G/A, dated December 31, 2001, filed with the Commission on February 14, 2002.

Director Compensation

         Director Fees. Directors who are not employees of the Company are compensated for their services according to a standard arrangement authorized by a resolution of the Board of Directors. Such directors are paid a retainer of $2,000 for each meeting of the Board of Directors attended by such director.

Director and Officer Liability

                  New Jersey's Business Corporation Act permits New Jersey corporations to include in their certificates of incorporation a provision eliminating or limiting the personal liability of directors and officers of the corporation for damages arising from certain breaches of fiduciary duty. The Company's Certificate of Incorporation includes a provision eliminating the personal liability of directors and officers to the Company and its stockholders for damages to the maximum extent permitted by New Jersey law, including exculpation for acts of omissions in violation of directors' and officers' fiduciary duties of care. Under current New Jersey law, liability is not eliminated in the case of a breach of a director's or officer's duty of loyalty (i.e., the duty to refrain from transactions involving improper conflicts of interest) to the Company or its stockholders, the failure to act in good faith, the knowing violation of law or the obtainment of an improper personal benefit. The Company's Certificate of Incorporation does not have an effect on the availability of equitable remedies (such as an injunction or rescissions) for breach of fiduciary duty. However, as a practical matter, equitable remedies may not be available in particular circumstances. The Company also has in effect under a policy effective January 19, 2002, and expiring on April 1, 2003, insurance covering all of its directors and officers against certain liabilities and reimbursing the Company for obligations for which it occurs as a result of its indemnification of such directors, officers and employees.

Stock Option Plans:

1995 Plan

                  Under the Company's 1995 Incentive Stock Option Plan (the "Plan") options to purchase a maximum of 1,750,000 shares of Common Stock of the Company may be granted to officers and other key employees of the Company. Options granted under the Plan are intended to qualify as incentive stock options as defined in the Internal Revenue Code (the "Code").

                  The Plan is administered by the Stock Option Committee which is composed of two members of the Board up for election at the Meeting, Mr. Edward J. Garcia, the Company's President, Chairman of the Board and Chief Executive Officer; and Mr. Wilchek, a director. The purpose of the Plan is to ensure the retention of existing personnel and key employees, to attract experienced and competent individuals to the Company, to encourage proprietary interest in the Company, and to provide additional incentive by permitting such individuals to participate in the ownership of the Company. The criteria the Stock Option Committee uses in granting options pursuant to the Plan is consistent with these purposes.

                  Options granted under the Plan are exercisable for a period of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive option granted under the Plan to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of the grant. The aggregate fair market value, as of the date of grant, of the shares for which incentive options become exercisable for the first time by an optionee during the calendar year may not exceed $100,000.

                  Options granted under the Plan to officers or employees of the Company may be exercised only while the optionee is employed or retained by the Company or within 30 days of the date of termination of the employment relationship. However, options which are exercisable at the time of termination by reason of death or permanent disability of the optionee may be exercised within three (3) months of the date of termination of the employment relationship. Upon the exercise of an option, payment may be made by cash or by any other means that the Stock Option Committee determines. No option may be granted under the Plan after February 19, 2005 on which date the Plan will expire. Options may be granted only to such employees and officers of the Company as the Stock Option Committee shall select from time to time in its sole discretion, provided that only employees of the Company shall be eligible to receive incentive options.

                  The Stock Option Committee will, in its discretion, determine (subject to the terms of the Plan) who will be granted options, the time or times at which options shall be granted, and the number of shares subject to each option and the manner in which options may be exercised. In making such determination, consideration may be given to the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and such other factors deemed relevant in accomplishing the purpose of the Plan.

                  Under the Plan, the optionee has none of the rights of a shareholder with respect to the shares issuable upon the exercise of the option until such shares shall be issued upon such exercise. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Plan. During the lifetime of the optionee, an option shall be exercisable only by the optionee. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of decent and distribution.

                  The Board of Directors may amend or terminate the Plan except that shareholder approval is required to effect a change so as to increase the aggregate number of shares that may be issued under the Plan (unless adjusted to reflect such changes as a result of a stock dividend, stock split, recapitalization, merger or consolidation of the Company), to modify the requirements as to eligibility to receive options, to increase materially the benefits accruing to participants or as otherwise may be required by Rule 16b-3,
Section 422 or Section 162(m) of the Code. No action taken by the Board may materially and adversely affect any outstanding option grant without the consent of the optionee.

Federal Tax Consequences:

                  Under current tax law, there are no Federal income tax consequences to either the employee or the Company on the grant of incentive options if granted under the terms set forth in the Plan. Incentive option holders incur no regular Federal income tax liability at the time of grant or upon exercise of such option, assuming that the optionee was an employee of the Company from the date the option was granted until 90 days before such exercise. However, upon exercise, the Spread must be added to regular Federal taxable income in computing the optionee's "alternative minimum tax" liability. An optionee's basis in the shares received on exercise of an incentive stock option will be the option price of such shares for regular income tax purposes. No deduction is allowable to the Company for Federal income tax purposes in connection with the grant or exercise of such option.

                  If the holder of shares acquired through exercise of an incentive option sells such shares within two years of the date of grant of such option or within one year from the date of exercise of such option (a "Disqualifying Disposition"), the optionee will realize income taxable at ordinary rates. Ordinary income is reportable during the year of such sale equal to the difference between the option price and the fair market value of the shares at the date the option is exercised, but the amount includable as ordinary income shall not exceed the excess, if any, of the proceeds of such sale over the option price. In addition to ordinary income, a Disqualifying Disposition may result in taxable income subject to capital gains treatment if the sales proceeds exceed the optionee's basis in the shares (i.e., the option price plus the amount includable as ordinary income). The amount of the optionee's taxable ordinary income will be deductible by the Company in the year of the Disqualifying Disposition.

                  At the time of sale of shares received upon exercise of an option (other than a Disqualifying Disposition of shares received upon the exercise of an incentive option), any gain or loss is long-term or short-term capital gain or loss, depending upon the holding period.

                  The foregoing is not intended to be an exhaustive analysis of the tax consequences relating to stock options issued under the Plan. For instance, the treatment of options under state and local tax laws, which is not described above, may differ from the treatment for Federal income tax purposes.

2000 Plan

         The 2000 Plan provides that options granted under such plan at the discretion of the Committee may become exercisable in such number of cumulative installments as the Committee may establish; provided, however, no option may be exercisable until at least six months and one day from the date of grant. However, in the case of Incentive Stock Options ("ISOs"), the exercise price shall be no less than the fair market value of the Company's Common Stock on the date of grant (110% in the case of stockholders owning more than 10% of the Company's voting securities), and shall expire no later than the tenth (10th) anniversary of the date of grant (the fifth (5th) anniversary in the case of stockholders owning more than

10% of the Company's voting securities). Generally, ISOs, to the extent such options are vested, may be exercised within a period of (i) ninety (90) days in the event an optionee ceases to be an employee of the Company, (ii) three (3) months if the optionee dies while in the employ of the Company and (iii) one (1) year if the optionee becomes disabled within the meaning of Section 22(e)(3) of the Code. Generally, Non-Qualified Stock Options ("NQSOs"), to the extent such options are vested, will expire immediately upon the termination of the optionee's employment with the Company; provided, however, such termination is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or not-disclosure agreement. Notwithstanding, an NQSO, to the extent such options are vested, will be exercisable within a period of (i) three (3) months if the optionee dies while in the employ of the Company and (ii) one (1) year if the optionee becomes disabled within the meaning of
Section 22(e)(3) of the Code. Pursuant to the 2000 Plan and in compliance with the Code, to the extent that the aggregate fair market value, determined by the date or dates of grant, for which ISOs are first exercisable by an optionee during any calendar year exceeds $100,000, such options shall be treated as NQSOs.

Federal Tax Consequences

         The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to options granted pursuant to the 2000 Plan and with respect to the shares of Common Stock of the Company issuable upon the exercise thereof.

ISOs.

         In general, an optionee will not recognize regular income upon the grant or exercise of an ISO. The basis of shares transferred to an optionee pursuant to the exercise of an ISO is the price paid for such shares (i.e., the exercise price). Instead, an optionee will recognize taxable income upon the sale of Common Stock issuable upon the exercise of an ISO. Notwithstanding, the exercise of an ISO may subject the optionee to the alternative minimum tax.

         In general, the tax consequences of selling Common Stock issuable upon the exercise of an ISO will vary with the length of time that the optionee holds such Common Stock prior to such sale. An optionee will recognize long-term capital gain or loss equal to the difference between the sale price of the Common Stock and the exercise price if the optionee sells the Common Stock after having had owned it for at least (i) two (2) years from the date the option was granted (the "Grant Date") and (ii) one (1) year from the date the option was exercised (the "Exercise Date").

         However, an optionee will recognize ordinary compensation income and capital gain (if the sale price is greater than exercise price) or loss (if the sale price is less than the exercise price), if the optionee sells the Common Stock issuable upon the exercise of an ISO prior to having had owned it for less than (i) two (2) years from the Grant Date and (ii) one (1) year from the Exercise Date. The capital gain or loss will be treated as long-term capital gain or loss if the optionee has held the Common Stock for more than one (1) year prior to the date of sale.


NQSOs.

         As in the case of ISOs, an optionee will recognize no income tax upon the grant of an NQSO. Unlike an ISO, however, an optionee exercising an NQSO will recognize ordinary income tax equal to the excess of the fair market value of the Company's Common Stock on the Exercise Date over the exercise price.

         With respect to the Common Stock issuable upon the exercise of an NQSO, a optionee generally will have a tax basis equal to the fair market value of the stock on the Exercise Date. Upon the subsequent sale of Common Stock issuable upon the exercise of an NQSO, an optionee will recognize a capital gain or loss, assuming the stock was a capital asset in the optionee's hands, equal to the difference between the tax basis of the Common Stock and the amount realized upon disposition; provided, however, that the optionee has owned the Common Stock for a period of one (1) year.

Tax Consequences to the Company

         The grant of ISOs and NQSOs under the 2000 Plan will have no tax consequences to the Company. Furthermore, in the case of ISOs, the Company will not experience any tax consequences relating to the exercise of ISOs granted under the 2000 Plan nor the exercise thereof. Notwithstanding, the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income, including a Disqualifying Disposition or a Section 83(b) Election, upon the exercise of an NQSO; provided, however, that such deduction will be subject to the limitation of Section 162(m) promulgated under the Code.

Relationship with Independent Public Accountants

                  Lazar Levine & Felix, LLP has been our independent auditors since 1991, and the Board of Directors desires to continue to engage the services of this firm for the fiscal year ending December 31, 2002. Accordingly, the Board of Directors, upon the recommendation of the Audit Committee, has reappointed Lazar Levine & Felix LLP to audit the Company and its subsidiaries financial statements for fiscal year 2002 and to report on these financial statements.

                  Representatives of Lazar Levine & Felix LLP are expected to be present at the annual meeting and will have the opportunity to make statements if they so desire and to respond to appropriate questions from our stockholders.

                                  OTHER MATTERS

                  The Management of the Company does not know of any matters other than those stated in the Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

                  The Company will bear the cost of preparing, assembling and mailing the Proxy, Proxy Statement and other material which may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees may solicit the return of proxies. The Company may reimburse persons holding stock in their names or in the names of other nominees for their expense in sending proxies and proxy material to principals. Proxies may be solicited by mail, personal interview, telephone and fax.

                  The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 2001 as filed with the Commission, including the financial statements, notes and schedules thereto. All such requests should be directed to: Ms. Reed E. DuBow, Secretary, Wireless Telecom Group, Inc., East 64 Midland Avenue, Paramus, New Jersey 07652.

                              HOUSEHOLDING ELECTION
            IMPORTANT NOTICE MULTIPLE COPIES OF MAILINGS TO HOUSEHOLD

                  In December 2000, the SEC enacted a new rule that allows multiple stockholders residing at the same address the convenience of receiving a single copy of proxy and information statements, annual reports and prospectuses if they consent to do so. This is known as "Householding." This will allow us to save money by reducing the number of documents we must print and mail, and will help protect the environment as well. Please note that if you do not respond, Householding will start 60 days after the mailing of this notice. We will allow Householding only upon certain conditions.
Some of those conditions are:

                  o The Company agrees to have its documents Householded
                  o You agree to or do not object to the Householding of your materials,
                  o You have the same last name and exact address as
                    another stockholder(s),
                  o Consistency with your Broker's or Bank's practices.

                  If all of these conditions are met, and SEC regulations allow, your household will receive a single copy of proxy and information statements, annual reports and prospectuses. The HOUSEHOLDING ELECTION (HH), which may appear on the accompanying proxy card, is not a Company proposal. If you wish to participate in Householding, please indicate "FOR" on the enclosed proxy card and Householding will begin immediately. If you do not wish to participate in the Householding of customer communications, please indicate "AGAINST" or call the number listed on the proxy card.

                   You may receive this notice in other mailings until all issuer mailings are completed. Please disregard this notice unless the HOUSEHOLDING ELECTION appears at the bottom of the accompanying Proxy Card.

                  Your affirmative or implied consent to Householding will remain in effect until you revoke it by calling the telephone number listed in the HOUSEHOLDING ELECTION paragraph. If you revoke your Householding election, each primary account holder will begin receiving individual copies within 30 days of your revocation.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such executive officers, directors and greater than 10% beneficial owners are required by regulation to furnish the Company with copies of all Section 16(a) forms filed by such reporting persons with the Commission.

                  Based solely upon the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that the Company's executive officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements.



                      STOCKHOLDER PROPOSALS TO BE PRESENTED
                           AT THE NEXT ANNUAL MEETING

         Stockholder Proposals. Proposals of stockholders intended to be presented at the Company's 2003 Annual Stockholder Meeting (i) must be received by the Company at its offices no later than February 14, 2003, 90 days preceding the one year anniversary of the Mailing Date, (ii) may not exceed 500 words and
(iii) must otherwise satisfy the conditions established by the Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

         Discretionary Proposals. Stockholders intending to commence their own proxy solicitations and present proposals from the floor of the 2003 Annual Stockholder Meeting in compliance with Rule 14a-4 promulgated under the Exchange Act must notify the Company before April 17, 2003, 30 days preceding the one year anniversary of the Mailing Date, of such intentions. After such date, the Company's proxy in connection with the 2003 Annual Stockholder Meeting may confer discretionary authority on the Board to vote.


                                    By Order of the Board of Directors,



                                    Reed E. DuBow
                                    Secretary

Dated: May 17, 2002

                                   Appendix 1

                                      PROXY
                          WIRELESS TELECOM GROUP, INC.
                EAST 64 MIDLAND AVENUE, PARAMUS, NEW JERSEY 07652

           This Proxy is Solicited on Behalf of the Board of Directors
                         of Wireless Telecom Group, Inc.

                  The undersigned hereby appoints Messrs. Edward J. Garcia and Demir Richard Eden as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all the shares of the Common Stock of Wireless Telecom Group, Inc. held of record by the undersigned on April 30, 2002, at the Annual Meeting of Stockholders to be held on Friday, June 28, 2002 or any adjournment thereof. The undersigned hereby revokes any proxy previously given with respect to such shares.

                  Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominees for directors and FOR the proposal.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.


1. Election of each EDWARD J. GARCIA, JOHN WILCHEK, DEMIR RICHARD EDEN, FRANKLIN H. BLECHER HENRY L. BACHMAN, KARABET SIMONYAN and MICHAEL MANZA as directors,

           FOR all seven nominees listed (except as marked to the
           contrary above):  [   ]

           WITHHOLD AUTHORITY: [   ] (Instruction: To withhold authority to
           vote for any of the nominees strike a line through the nominee's name in the list above)


2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

CONSENT/HOUSEHOLDING ELECTION

                  (HH) Mark "FOR" to enroll this account to receive certain future shareholder communications in a single package per household. Mark "AGAINST" if you do not want to participate. To change your election in the future, call Reed DuBow, Secretary, Wireless Telecom Group, Inc. at 201-261-8797. See "HouseHolding Election".

                  FOR HouseHolding Election: [   ]


                  AGAINST HouseHolding Election: [   ]

                  PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                  Dated: ________________________________________________, 2002

                  Signature: ___________________________________________

                  Signature if held jointly: ___________________________

                  When signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


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